Exhibit 10.46

THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant to Purchase
________ Shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       of
                           VIDEOLAN TECHNOLOGIES, INC.

     THIS CERTIFIES that _______________________ ("___________") or any subsequent holder hereof ("Holder"), has the right to purchase from VideoLan Technologies, Inc. (the "Company"), not more than __________ fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value ("Common Stock"), at a price of $____ per share subject to adjustment as provided below (the "Exercise Price"), at any time on or before 5:00 p.m., Louisville, Kentucky time, on _____________.

     The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

     1. Date of Issuance.

     This Warrant shall be deemed to be issued on ________________.

     2. Exercise.

          (a) Manner of Exercise. This Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto as Exhibit A ("Exercise Form") duly executed, together with the full Exercise Price (as defined in
Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, Attn: Chief Financial Officer, VideoLan Technologies, Inc., 100 Mallard Creek Road, Suite 250, Louisville, KY 40207 or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

          (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company within five (5) business days thereafter. The original Warrant and Exercise Form must be received within five (5) business days of the Date of Exercise, or the Exercise Form may, at the Company's option, be considered void. Alternatively, the Date of Exercise shall be defined as the date of the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

          (c) Cancellation of Warrant. This Warrant shall be cancelled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

          (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such Warrant. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

     3. Payment of Warrant Exercise Price.

     The Exercise Price ("Exercise Price") shall equal $___ ("Initial Exercise Price") or, if the Date of Exercise is more than one (1) year after the Date of Issuance, the lesser of (i) the Initial Exercise Price or (ii) the "Reset Price", which shall equal one hundred percent (100%) of the Market Price of the Company's Common Stock for the five (5) trading days ending on the first anniversary date of the Date of Issuance, taking into account, as appropriate, any adjustments made pursuant to Section 5 hereof.

     For purposes of this Agreement, the term "Market Price" shall mean the average closing bid price of the Common Stock for the five trading days prior to the Date of Exercise of this Warrant (the "Average Closing Bid Price"), as reported by the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or if the Common Stock is not traded on Nasdaq, the average of the daily high and low sales prices in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the average of the daily high and low sales prices on such exchange. If the Common Stock was not traded during the five trading days prior to the Date of Exercise, then the closing bid price for the last publicly traded day shall be deemed to be the closing bid price for any and all (if applicable) days during such five trading day period, or the average of the daily high and low sales prices (if no closing bid prices are reported).

      Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

          (i) Cash Exercise: cash, certified check or cashiers check or wire transfer; or


          (ii) Cashless Exercise: surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

            X = Y (A-B)/A

where: X = the number of shares of Common Stock to be issued to Holder.
       Y = the number of shares of Common Stock for which this Warrant is being exercised.
       A = the Market Price.
       B = the Exercise Price.

It is intended that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued, for purposes of Rule 144(d)(3)(ii).

     4. Transfer.

     Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole but not in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants.

     5. Anti-Dilution Adjustments.

          (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, the additional shares of Common Stock that such Holder would have received had this Warrant been Exercised immediately prior to such record date.

          (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction.

          (c) Distributions. If the Company shall at any time distribute to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, reducing the Exercise Price by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion).

          (d) Notice of Consolidation or Merger. If the Company shall at any time consolidate or merge with any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least thirty
(30) days prior to the closing of such merger, consolidation or sale of assets and this Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets.

          (e) Exercise Price Defined. As used in this Warrant, the term "Exercised Price" shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsection (c) of this
Section 5 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of such subsection. No such adjustment shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more.

          (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustments from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

     6. Fractional Interest.

     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. The Company shall make a payment in cash in respect of any fractional shares which might otherwise be issuable upon Exercise of this Warrant, calculated by multiplying the fractional share amount by the Market Price on the Date of Exercise as reported by the Nasdaq SmallCap or National Market or such other exchange as Company's Common Stock is traded on.

     7. Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable, and not subject to rights of first refusal or similar rights of any person or entity.

     8. Restrictions of Shares.

          (a) Registration or Exemption Required. This Warrant and the Common Stock issuable on Exercise hereof have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of in the absence of registration or the availability of an exemption from registration under such Act. All shares of Common Stock issued upon Exercise of this Warrant shall bear an appropriate legend to such effect, if applicable.

          (b) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of this Warrant, in whole or in part. The Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of Warrants to be assigned to each assignee. The Company shall effect the assignment within ten days, and shall deliver to the assignee(s) designated by the Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

          (c) The Warrant and Common Stock issuable upon conversion are intended to be held for investment purposes and not with an intent to distribution, as defined in the Act.

      9.    Registration.

            (a)   Registration Rights.

               (i) Whenever the Company proposes to file a registration statement with the Securities and Exchange Commission (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation) for a public offering of Common Stock (a "Registration Statement"), at any time and from time to time, it will, prior to such filing, give written notice to the Holder of its intention to do so and, upon the written request of the Holder given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of the shares of Common Stock issuable upon exercise of the Warrant ("Registrable Shares")), the Company shall use its best efforts to cause all Registrable Shares to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of the Holder; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 9 without obligation to the Holder and provided further that the Company shall only be required to register the Registrable Shares under the securities laws of the State of Georgia and one other state designated by the Holder.

               (ii) In connection with any registration under this Section 9 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (provided that such terms must be consistent with this Warrant). If in the opinion of the managing underwriter it is appropriate because of marketing factors to limit the number of Registrable Shares to be included in the offering (a "Share Cutback"), then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Holder has requested to be included, then the Holder and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto).

               (iii) Upon the first registration of the Registrable Shares pursuant to this Section 9, the Holder shall not be entitled to any further registration rights under this Warrant unless the number of Registrable Shares to be included in the offering made pursuant to such registration is limited in accordance with Subsection 9(b)(ii) to a number less than the total number of Registrable Shares.

          (b) Registration Procedures. If and whenever the Company is required by the provisions of this Warrant to use its best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

               (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

               (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 90 days after the effective date thereof;

               (iii) as expeditiously as possible furnish to the Holder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the Holder; and

               (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities laws of the State of Georgia and one other state designated by the Holder, and do any and all other acts and things that may be necessary or desirable to enable the Holder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Holder; provided, however, that the Company shall not be required in connection with this Subsection (b)(iv) to qualify as a foreign corporation or execute a consent to service of process, other than a consent to service limited to claims or matters arising out of or in connection with the offering of securities in connection with the Registration Statement, in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the Holder and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Holder and, if requested, the Holder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide the Holder with revised prospectuses and, following receipt of the revised prospectuses, the Holder shall be free to resume making offers of the Registrable Shares.

          (c) Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Warrant. For purposes of this Section 9, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Warrant, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the

Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting fees, discounts and selling commissions attributable to the sale of Registrable Shares and the fees and expenses of counsel retained by the Holder.

          (d) Information from the Holder. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Warrant.


          (e) Mergers, Etc. The Company shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Warrant, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Holder would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Subsection (e) shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if the Holder is entitled to receive in exchange for his Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

          (f) Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on ________________.

     10. Benefits of this Warrant.

     Nothing in this Warrant shall be construed to confer upon any person other then the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

     11. Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, without giving effect to conflict of law provisions thereof. Jurisdiction for any dispute regarding this Warrant lies in the Commonwealth of Kentucky, Jefferson County.

     12. Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

     13. Notice or Demands.

     Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to Steven B. Rothenberg, Chief Financial Officer, VideoLan Technologies, Inc., 100 Mallard Creek Road, Suite 250, Louisville, Kentucky 40207 until another address is designated in writing by the Company. Notices or demands pursuant to this Warrant to be given or made to the Holder shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed to the Holder, Attn:
______________________________ until another address is designated in writing by Holder.

     IN WITNESS WHEREOF, this Warrant issued to ______________________ is hereby executed and effective as of the date set forth below.

     Dated as of _______________.

                                VIDEOLAN TECHNOLOGIES, INC.

                                By:
                                   _________________________________________
                                   Steven B. Rothenberg, Chief Financial Officer

                                    EXHIBIT A
                                  EXERCISE FORM

TO:

     The undersigned hereby irrevocably exercises the right to purchase ___________ shares of Common Stock of VideoLan Technologies, Inc. (the "Shares"), pursuant to the attached warrant (the "Warrant"), and herewith makes payment of the Exercise Price with respect to such Shares in full, all in accordance with the conditions and provisions of such Warrant.

     The undersigned agrees not to offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any of such Shares, except in accordance with the provisions of Section 8 of the Warrant, and consents that the following legend may be affixed to the certificates for the Shares hereby subscribed for, if such legend is applicable:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL EITHER (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR APPLICABLE PROVINCIAL OR STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER."

     The undersigned requests that the Shares be issued, and a warrant representing any unexercised portion be issued, pursuant to the Warrant in the name of the registered holder and delivered to the undersigned at the address set forth below:


Date:

____________________________________________________________
            Signature of Registered Holder

____________________________________________________________
            Name of Registered Holder (print)

____________________________________________________________
                        Address

____________________________________________________________

____________________________________________________________

                                    EXHIBIT B

                                   ASSIGNMENT

                    (To be executed by the registered holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase ______ shares of the Common Stock of VideoLan Technologies, Inc. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint ____________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution in the premises.

Date:

Name and Address of Transferee of Warrant:

_______________________________________
Name

_______________________________________
Address

_______________________________________
Name and address of assignee
including zip code number

------------------------------------------------------------------------------

NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular,

without alteration or enlargement or any change whatsoever.